Exhibit 10.1

Amendment No. 7

To

Credit Agreement

Dated as of March 1, 1998

Between

MK GOLD COMPANY, as Borrower

And

LEUCADIA NATIONAL CORPORATION, as Lender

This Amendment No. 7, dated as of January 2, 2003, hereby amends the Credit Agreement entered into as of March 1, 1998, as amended pursuant to Amendment No. 1, dated as of March 1, 2000, Amendment No. 2, dated as of October 17, 2000, Amendment No. 3, dated as of December 31, 2000, Amendment No. 4, dated as of April 1, 2001, Amendment No. 5 dated as of July 1, 2001, and Amendment No. 6, dated as of September 30, 2002 (the “Credit Agreement”), between MK GOLD COMPANY, a Delaware corporation (“Borrower”), and LEUCADIA NATIONAL CORPORATION, a New York corporation (“Lender”).

Borrower and Lender agree as follows:

1. Amendment.

““Termination Date” shall mean January 3, 2005, or such earlier date as may be determined in accordance with subsection 2.1(e).”

2. No Other Amendments. Except as expressly provided in this Amendment No. 7, the Credit Agreement is not amended, changed or modified, and the Credit Agreement remains in full force and effect.

3. Effective Date. The effective date of this Amendment No. 7 is January 2, 2003.

4. Counterparts. This Amendment No. 7 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment No. 7 to be duly executed as of the date first written above.

Borrower:	MK GOLD COMPANY, a Delaware corporation

	By:	/s/ JOHN C. FARMER
	Name: Title:	John C. Farmer CFO

Lender:	LEUCADIA NATIONAL CORPORATION, a New York corporation

	By:	/s/ JOSEPH A. ORLANDO
	Name: Title:	Joseph A. Orlando VP & CFO